Ahead of the Curve A N A LY S T - I N V E S T O R D AY S E P T E M B E R 7 , 2 0 1 7

2 Safe Harbor And Non-GAAP Financial Measures Safe Harbor To the extent that statements in this PowerPoint presentation relate to future plans, objectives, financial results or performance of IBERIABANK Corporation, these statements are deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, which are based on management’s current information, estimates and assumptions and the current economic environment, are generally identified by the use of the words “plan”, “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions. The Company’s actual strategies, results and financial condition in future periods may differ materially from those currently expected due to various risks and uncertainties. Forward- looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements. Consequently, no forward-looking statement can be guaranteed. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason. This PowerPoint presentation supplements information contained in the Company’s earnings release dated July 20, 2017, and should be read in conjunction therewith. The earnings release may be accessed on the Company’s web site, www.iberiabank.com, under “Investor Relations” and then “Financial Information” and then “Press Releases.” Non-GAAP Financial Measures This PowerPoint presentation contains financial information determined by methods other than in accordance with GAAP. The Company’s management uses core non-GAAP financial metrics (“Core”) in their analysis of the Company’s performance to identify core revenues and expenses in a period that directly drive operating net income in that period. These Core measures typically adjust GAAP performance measures to exclude the effects of the amortization of intangibles and include the tax benefits associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or transactions that in management’s opinion can distort period-to-period comparisons of the Company’s performance. Reference is made to “Non-GAAP Financial Measures” and “Caution About Forward Looking Statements” in the earnings release which also apply to certain disclosures in this PowerPoint presentation.

3 • Welcome • Introductions • Sabadell Acquisition • Miami Credit Update • Florida/Miami Markets • Earnings Focus • Risk Update • Expansion & New Verticals • Questions & Close Agenda

4 • Provide Exceptional Value-Based Client Service • Great Place To Work • Growth That Is Consistent With High Performance • Shareholder Focused • Strong Sense Of Community Our Mission Statement

5 Michael Brown Vice Chairman & Chief Operating Officer Jefferson G. Parker Vice Chairman Director of Capital Markets & Investor Relations Fernando Perez-Hickman Vice Chairman & Director of Corporate Strategy Anthony Restel Vice Chairman & Chief Financial Officer Terry Akins SEVP & Chief Risk Officer Beth Ardoin SEVP & Director of Communications Joe Caruso EVP & Director of Internal Audit Spurgeon Mackie EVP & Chief Credit Officer Robert Worley EVP, General Counsel & Corporate Secretary • IBERIA Capital Markets • IBERIA Impact Partners: Tax Credit Business • IBERIA Financial Services • Investor Relations • Corporate Business Development • Markets • Commercial Strategy • Private Banking • Treasury Management • Syndications • Derivatives • Equipment Finance • Specialty Businesses • Leasing • CRE (out of market) • Corporate Strategy • M&A • Wealth Management • Retail Strategy – • Consumer • Small Business • SBA • Residential Mortgage • Entertainment • Risk Management • Compliance • Loan Review • Finance • Accounting • Treasury • Operations • IT • Integration (Sabadell) • Marketing & Communications • Human Resources • Talent Development • Facilities (CRE) • CRA • Chief of Staff • Collections / SAD • Consumer Risk Review • OREO • Credit Policy • Internal Audit • Legal Leadership Team – Organizational Chart Daryl G. Byrd President & Chief Executive Officer

6 • New Management Recruited to Build Commercial Bank • Set Strategic Goals • Developed Strong Foundation With Talent and Exceptional Credit • Acquired in Targeted Markets at Desirable Prices • Raised Capital Offensively • Continued to Add Talent • Entered Metropolitan, High-Growth Markets Through M&A and De Novo Opportunistic Growth Business Focus • Invested in Infrastructure • Built Solid Enterprise Risk Platform • Expanded Client Offerings and Expertise • Rationalized Branch Network (60 Branches) • Completed Three Successful Expense Initiatives • Efficiency Improvements to Improve Profitability • Implemented Risk Off Trade When Warranted Today • Prioritizing Operating Leverage and Improved Earnings • Now in Top 5 MSAs in Southeast with Strong Commercial Banking Platform • Expanding De Novo in Targeted Markets • Completed Acquisitions in Targeted Markets with Attractive Pricing and Speed • Adding New Talent and Expertise • Well-Positioned to Leverage Investments and Explore New Verticals Built the Foundation Power of Progression 20171999

7 Alabama 15 Bank Locations $4.0 billion deposits #13 Rank Florida 84 Bank locations $8.4 billion deposits #13 Rank Arkansas 23 Bank locations $1.2 billion deposits #10 Rank Tennessee 8 Bank locations $375 million deposits #54 Rank Texas 11 Bank locations $1.6 billion deposits #41 Rank Louisiana 78 Bank locations $6.9 billion deposits #5 Deposit Rank Greenville 1 Bank locations 4 mortgage offices in other States not shown Deposit Market Share as 8/30/2017; Map Reflects Location changes as of July 31, 2017 Source: SNL Financial Georgia 8 Bank locations $850 million deposits #24 Rank Geographic Diversity

8 • Remain focused on shareholder returns • Focus on core values • Exposure to larger and more dynamic markets • Diversity among markets, clients, and products Shareholder Returns Since 1999 Peers ($20-$50 Billion) Total Return Annualized Return Bank of the Ozarks 4554% 24% Pinnacle Financial Partners, Inc. 1187% 16% East West Bancorp, Inc. 1107% 15% IBERIABANK Corporation 975% 14% Prosperity Bancshares, Inc. 937% 14% Signature Bank 745% 17% Wintrust Financial Corporation 717% 13% People's United Financial, Inc. 716% 13% SVB Financial Group 585% 12% Texas Capital Bancshares, Inc. 580% 14% BOK Financial Corporation 500% 11% First Citizens BancShares, Inc. 467% 10% Commerce Bancshares, Inc. 454% 10% Cullen/Frost Bankers, Inc. 453% 10% Hancock Holding Company 445% 10% PacWest Bancorp 421% 10% UMB Financial Corporation 409% 10% New York Community Bancorp, Inc. 373% 9% Investors Bancorp, Inc. 263% 11% F.N.B. Corporation 195% 6% Webster Financial Corporation 195% 6% Umpqua Holdings Corporation 189% 6% Valley National Bancorp 96% 4% TCF Financial Corporation 95% 4% Associated Banc-Corp 94% 4% BankUnited, Inc. 48% 5% First Hawaiian, Inc. 23% 13% First Horizon National Corporation 13% 1% Synovus Financial Corp. 2% 0% Popular, Inc. -59% -5%

9 Opportunistic Growth – M&A: 2009 – 2013 Completed five FDIC-assisted and three live bank transactions: • Adding nearly $3 billion in loans, $5 billion in deposits, and 105 branch offices • FDIC acquisitions required significant credit work-out and infusion of local leadership • Provided entrance into favorable markets at the bottom of the credit cycle, including Birmingham, Naples, Sarasota, Bradenton, Southeast Florida, Lake Charles, Fort Myers, and gain a greater presence in New Orleans and Northwest Arkansas Five FDIC-assisted acquisitions: • Added $4 billion in assets • Included $239 million in bargain purchase gains • Resulted in an aggregate estimated core deposit discount of 6.3% Three live bank acquisitions: • Added nearly $2 billion in assets • Priced at a weighted average 151% of tangible book and 6.3% core deposit premium • We believe these transactions were priced very favorably compared to current market price multiples

10 Completed six live bank transactions and one branch acquisition: • Adding nearly $7.7 billion in loans and deposits, and 87 branch offices; closed or consolidated 60 bank branches • Provided entrance into some of the most vibrant markets in the country, including Dallas, Tampa, Orlando, Atlanta, and Miami • Additionally, we gained significant consolidation opportunities in the Acadiana market • Live bank transactions added nearly $10 billion in assets at a weighted average price of 188% of tangible book and 12.3% core deposit premium • Acquisitions provided additional fee income business opportunities, including SBA 504 and 7(a) businesses and equipment leasing, along with a larger platform from which to deploy treasury management, client swaps, and mortgage loan originations • In addition, we gained significant local market leadership and market infrastructure resulting in immediate, and significant, growth opportunities • As evidence of growth characteristics, over the time period since those acquisitions were completed, the acquired markets accounted for approximately $1.2 billion, or 54%, of our total loan growth • Through June 30, 2017, 75% of loan growth comes from newly acquired markets • We believe these prices are favorable compared to recent market price multiples Opportunistic Growth – M&A: 2014 – 2017

M&A Price Trends

- M&A price multiples increased steadily since 2009
- For M&A targets with assets greater than $500 million, the majority of acquisitions had tangible book multiples greater than 200%
- The price-to-TBV multiple for our Sabadell United acquisition was 196% at announcement and 180% at closing



M&A Trends
Targets Over $500 Million in Assets
Price/Tangible BV - Average
Price/Tangible BV - Median
Core Deposit Premium - Average
Core Deposit Premium - Median
Price to Tangible Book Value (%)
Core Deposit Premium (%)
250
200
150
100
50
-
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
(2.0)
106
90
(0.3)
(0.9)
14.0
14.3
202
199
2009 2010 2011 2012 2013 2014 2015 2016 1Q17 2Q17 3Q17
Annual
Quarterly

Largest Acquisitions Since January 1, 2016

Date Announ.	Target Name	Target Assets ($Bill)	Acquiror Name	Price Multiples Tang Bk %	Price Multiples Core Dep-Prem %
08/08/16	EverBank Financial Corp	$ 27.4	TIAA Board of Overseers	147	
01/26/16	FirstMerit Corporation	25.5	Huntington Bancshares	164	6.9
06/29/16	PrivateBancorp, Inc.	20.1	Canadian Imperial Bank of Comm.	265	22.1
03/07/17	Astoria Financial Corporation	14.6	Sterling Bancorp	159	9.9
05/04/17	Capital Bank Financial Corp.	10.1	First Horizon National Corporation	203	16.7
07/21/16	Yadkin Financial Corporation	7.5	F.N.B. Corporation	232	19.2
01/22/17	BNC Bancorp	7.4	Pinnacle Financial Partners, Inc.	270	22.2
01/26/16	Talmer Bancorp, Inc.	6.6	Chemical Financial Corporation	146	10.4
02/28/17	**Sabadell United Bank**	**5.8**	**IBERIABANK Corporation**	**196**	**13.2**
07/26/17	USAmeriBancorp, Inc.	4.2	Valley National Bancorp	246	16.8
08/18/16	Cardinal Financial Corp.	4.2	United Bankshares, Inc.	223	20.2
07/25/17	MainSource Financial Group	4.0	First Financial Bancorp.	266	
04/27/17	Park Sterling Corporation	3.3	South State Corporation	238	
05/22/17	Xenith Bankshares, Inc.	3.2	Union Bankshares Corporation	156	
11/17/16	Cascade Bancorp	3.2	First Interstate BancSystem, Inc.	215	12.1
04/06/17	CU Bancorp	3.1	PacWest Bancorp	272	
03/27/17	Stonegate Bank	2.9	Home BancShares, Inc.	241	21.1
07/20/17	Bank Mutual Corporation	2.7	Associated Banc-Corp	165	
01/09/17	Pacific Continental Corp.	2.5	Columbia Banking System, Inc.	317	21.0
12/14/16	Southwest Bancorp, Inc.	2.5	Simmons First National Corp.	212	18.7
06/28/16	Standard Bancshares, Inc.	2.5	First Midwest Bancorp, Inc.	144	5.8
11/21/16	Carlile Bancshares, Inc.	2.3	Independent Bank Group, Inc.	245	17.5
06/27/16	Suffolk Bancorp	2.3	People's United Financial, Inc.	196	11.8
06/30/17	Sun Bancorp, Inc.	2.3	OceanFirst Financial Corp.	169	
01/12/16	Anchor BanCorp Wisconsin	2.2	Old National Bancorp	121	4.4
05/22/17	Commerce Bancshares Corp.	2.2	Berkshire Hills Bancorp, Inc.	138	3.0
05/16/17	WashingtonFirst Bankshares	2.1	Sandy Spring Bancorp, Inc.	261	25.5
08/08/17	Anchor Bancorp, Inc.	2.1	Old National Bancorp	190	8.6
01/23/17	First Texas BHC, Inc.	2.0	Simmons First National Corp.	250	20.5
10/24/16	Merchants Bancshares, Inc.	2.0	Community Bank System, Inc.	194	
12/13/16	Heritage Oaks Bancorp	2.0	Pacific Premier Bancorp, Inc.	214	15.1
08/14/17	HCBF Holding Company, Inc.	1.9	CenterState Banks, Inc.	208	14.5

11

IBERIABANK Corporation

12 • Shown below are the 27 acquisitions nationwide announced in 2017 with target assets greater than $1 billion • Our acquisition of Sabadell was very well-priced 2017 Transaction Pricing Price To Tangible Book Value Price To Earnings Core Deposit Premium Acquisitions in 2017 with total assets greater than $1 billion – through August 18, 2017 Sabadell $5.8 Billion Average $3.2 Billion Median $2.2 Billion Sabadell Sabadell Sabadell

13 Efficient Execution of Acquisitions • Thorough due diligence leading to in-depth knowledge and anticipated plan • Superior integration tested methodology & experienced teams • Enhanced & flexible IT platform allows for streamlined conversion process For our Sabadell acquisition: • Announcement to regulatory approval was 92 days • Regulatory approval to closing was 56 days • Closing to conversion expected in 76 days (October 15, 2017) Signing Approval Conversion 99d 43d 57d Closing Average of our live bank acquisitions 164 days

14 NE Arkansas Acadiana N. Louisiana New Orleans Baton Rouge Central Arkansas NW Arkansas Growth Opportunities 2008 • $5.6 Billion In Total Assets • $800 Million Market Cap • Serving Two States • Located In Seven MSAs • Total Deposit Market Potential Of $104 Billion

15 Growth Opportunities Ft Myers Keys Huntsville Jacksonville Mobile NE Arkansas Acadiana N Louisiana New Orleans Baton Rouge Central Arkansas NW Arkansas Birmingham Naples Sarasota Houston SW Louisiana Memphis Dallas Tampa Orlando Atlanta Miami Greenville $32 Billion $240 Billion $220 Billion 2017 • $27.5 Billion In Total Assets1 • $4.0 Billion Market Cap • Serving Eight States • Located In 33 MSAs • Total Deposit Market Potential Of $1.7 Trillion 1 Estimated pro forma for Sabadell acquisition excluding impact of purchase accounting

16 Looking Ahead • Continue to deliver improving operating results • Continue to increase ROA • Focus on meaningful improvement in tangible efficiency • Execute successful integration of Sabadell • Launching de novo into South and North Carolina • Focus on integrating new products into these more dynamic markets • Disciplined approach to evaluating attractive M&A opportunities • Announce three-year corporate goals in early 2018

Sabadell Acquisition

18 Sabadell Acquisition What we bought: • $5.8 billion asset bank with 25 branch locations • $4.2 billion in loans and $4.6 billion in client funds • Solidified position in Florida and in each of the top five MSAs in the Southeast U.S.; Miami MSA is the 8th largest in the U.S. • Our largest acquisition to date, equal to 21% of our pro forma asset size • Added local market knowledge and insight to one of the most dynamic areas of the country • Market leadership with an average of over 20 years experience • Enhanced our ability to attract new talent and fuel growth • Complete and thorough due diligence mitigates risk • Loan concentration levels remain well within limits • Successful and simple low-risk business model

19 Following detailed conversations, Sabadell was confident that IBKC, with a strong M&A history, would present the lowest operational risk and the integration is on track to be implemented successfully in a short period 2015 - 2016 Jan - Feb Mar - Jul Aug - Oct Approach and relationship building Due diligence SPA Closing preparation Conversion preparation LOI Dec 18th Signing and announcement Feb 28th Legal close Jul 31st Conversion Oct 15th Time taken to reach key milestones LOI to signing: 2.5 months Signing to approval: 3 months Signing to legal close: 5 months Signing to conversion: 7.5 months Regulatory approval May 31st Today Sabadell Acquisition Timeline

20 Sabadell Characteristics • IBERIABANK Corporation’s acquisition of Sabadell United Bank, N.A. (“Sabadell”) extends our footprint, with a meaningful presence in each of the five largest MSAs in the Southeast U.S. • Significantly strengthens our franchise in Florida, which will become our largest state by deposits • The transaction solidifies our foothold in Miami MSA, which is the largest MSA in Florida, the second largest in the Southeast and the eighth largest in the US • Sabadell is a strategic fit, having delivered a strong history of consistent growth, profitability and favorable asset quality metrics • Strong credit and excellent asset quality coupled with robust core deposit funding • Retention of Key SUB management to drive business forward • Besides the financial synergies, the transaction enables IBERIABANK to leverage Sabadell expertise on several aspects: Strategic Rationale Low Risk Synergies • Sabadell was merged into IBERIABANK on July 31, 2017 • Top management with international and domestic banking expertise • Private Banking track-record • Residential Mortgage program • Digital approach: VirtualBank • Experience in M&A

21 Sabadell Characteristics – Client Base Personal & Small Business Commercial Private CRE VirtualBank 41% 25% • Sabadell has more than 30,000 active clients served by 47 specialized bankers in three markets 7% 1% 26% • Clients are served by 47 specialized bankers in five different segments Segment % Clients 1.0% 29.0% 28.0% 83.0% 4.0% 12.0% 13.0% Households Business Volume 30.0% Tier 1 (+$3M) Tier 2 ($1M-$3M) Tier 3 ($250k-$1M) Tier 4 (-$250K) • Private banking segment specializes in professional/law firm clients Individual’sHH

22 • Successful program for large portfolio residential loans 486 435 341 279 101 201620152012 2013 2014 Yearly production from 2013-2016 $M $486M In 2016 - Average loan size $1M - 77% of loans with LTV under 70% Sabadell Characteristics -Mortgage Program

23 Sabadell Characteristics - Low Cost Deposit Base 252 (6%) 1,786 (39%) NOW 672 (15%) REPO MMA& Savings 1,200 (26%) 3,910 (86%) (100%) Non CDs DDATotal CDs 661 (14%) (07/17) 4,571 Cost of Deposits by Division: low cost of funds for core deposits (06/17) • Strong relationships and superior service have retained a low cost deposit base 0.54% 1.13% 0.50% 0.39% Overall VirtualBank Personal & Private Banking Small Business 1.13 5.02 2.45 0.54 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Sabadell cost of funds historically trailed well behind Fed Fund Rates (06/17) YE FED Funds Rate SUB historical 2 .5 7% 0 .5 9 % YTD Deposit Mix: 86% Non-CDs

24 Online/ Mobile • An effective treasury tool with a product offering targeting online clients Geography: Clients are spread out across the 50 states Only 15% of deposits and clients in Florida Product: Only savings product with limited features are available today Int./Ext. Transfers   eMMA eCD US Only Funding Wires Debit Card   ACH/Ck ACH/Ck Business Volume: (as of 7/31/17) $212.00 IRA $231.00 eChecking Total $461.03 PaperCD Data in$M # of Accts 8,8015,261 2,657 137 $5.00 9 $0.03 739 $13.00 Grandfathered eCD eMMA Offered today Sabadell Characteristics – Virtual Bank

MiamiCredit Update

26 Sabadell Loan Portfolio Overview • Sabadell has achieved strong organic loan growth with a well diversified portfolio and a low percentage of non-performing loans Lending volumes evolution (Legacy vs organic) $ in Millions, year end Lending volumes by loan type $ in Millions, year end 2016

27 Sabadell Loan Portfolio Overview • Sabadell is less concentrated in Commercial Real Estate than Miami peers • Favorable asset quality metrics as compared to local, regional, and national competitors Data as of June 30, 2017 Non-Accrual Loans/Total Loans %

28 SUB residential originations exclude acquired loans (Lydian Bank, Virtual Bank, JGB) most of which are covered by loss share and loans originated prior to 2013. Total residential portfolio as of 6/30/17 is approximately $1.8 billion. Sabadell Residential Originations • Focus in First lien (98%) and primary residences (74%) or second homes (25%) • 73% of Miami-Dade condo exposure in Beachfront / High-end locations (Miami Beach, Key Biscayne) and only 4.5% of total residential originations ($62 million) at overbuilt locations (Brickell, Downtown, Biscayne corridor) with no significant building concentration • Conservative advance rates (77% with LTV below 70% at origination) • Only one loan over 90-days past due ($300,000) • Residential loans to foreign nationals represent 18% of total originations. Focus on High Net Worth Individuals with no significant concentration by country and with more conservative advance rates

29 Sabadell CRE Portfolio • CRE concentration ratios in-line with IBERIABANK •Well diversified by asset class and concentrated in South Florida • Virtually no exposure with condo developers. Only one loan for $24 million, 42% loan to cost. Project is 100% sold with 50% deposits and 96% completed • Conservative advance rates, 87% with loan to values below 65% • Strong repayment capacity • Outstanding performance. NPLs $1.7 million or 0.14% of total CRE portfolio balances • Sabadell CRE portfolio has been originated not only with the highest credit quality requirements, but also with strict asset selection

Florida & Miami Markets

31 Miami Market Economic Forecast • Largest MSA in Florida, 8th largest in the U.S. by population • Total deposits of $226 billion • One of the fastest growing MSAs in the U.S. with expected population growth of 6.7% from 2017-2022 • Key economic indicators show steady growth • Gross Metropolitan Product increased 9% from 2010 to 2015 and is expected to increase an incremental 4% per annum from 2016 to 2021 • Strong housing market supported by population inflow • Jobs in trade, manufacturing, and tourism spurred by the large port 8th largest MSA in the U.S. Source: Moody’s Analytics

32 Miami Market Economic Forecast • Fast growing and well-diversified economy 104 104 106 108 111 114 116 121 127 132 137 141 3.7 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 100 110 120 130 140 150 '10A '11A '12A '13A '14A '15A '16E '17E '18E '19E '20E '21E ($ b ill io n ) Gross Metro Product Unemployment Rate (%) Construction & Manufacturing 7.1% Transportation / Utilities 6.0% Trade 19.8% Information 1.7% Financial Activities 7.0% Other Services 34.2% Leisure & Hosp. Services 11.9% Government 12.3% Miami Employment by SectorEconomic Indicators Source: Moody’s Analytics

33 Presence In Top Florida MSAs Source: SNL Financial

Earnings Focus 34

35 Earnings Non-GAAP Core EPS • Average double-digit EPS growth over the past four years • 2017 GAAP and Non-GAAP core EPS include cost to carry for common stock issuances in advance of the Sabadell acquisition closing GAAP EPS

36 Loan and Deposit Growth

37 ROA/Tangible Efficiency Ratio • Continue focus on improving earnings

38 • Larger asset size combined with a more favorable earning asset mix and asset sensitivity driving very strong revenue growth – Scale and Positioning Matter • Expense containment continues to be a major focus for the Company • Operating Leverage continues to expand: Improvement from $1.50 revenue per dollar of expense in 2Q15 to $1.70 revenue per dollar of expense in 2Q17 - A +13% favorable improvement in operating leverage • Sabadell transaction should enhance these trends Earnings and Expense Focus

Risk Update 39

40 Risk Update Topics: • Houston – Hurricane Harvey Impact • Energy Exposure • CRE Exposure • Retail Exposure • Multi-Family Exposure • Large Loan Exposure • Overall Credit Quality

41 Risk Update – Hurricane Harvey Impact • No branches were impacted by flooding • Limited business interruption • 7 associates in Houston impacted by the storm • Our business continuity and disaster recovery plan has well established protocols for responding to hurricane and flooding events Our Houston Franchise: • Seven branch locations & one Admin/Commercial location • 100 associates located in market • 4,090 Client relationships – 67% Retail / 33% Commercial

42 Risk Update – Hurricane Harvey Impact • Houston is a key market with a diversified portfolio (approximately 11% of our loan book) • Our Relationship Managers are in the process of contacting clients to evaluate the storm’s impact on residences, employment, business operations, and loan collateral

43 Risk Update – Energy Exposure • Energy-related loan balances have decreased by $9 million or 1.6% to $552 million at 6/30/17, compared to year-end 2016 • Energy-related loans were 3.5% of total loans at 6/30/17, a decrease to 2.8% of the portfolio at that date with the addition of Sabadell United Bank • Energy watch list at 6/30/17 is down $128 million since year-end 2016 from 61% to 38% of energy loans • We believe the worst case incremental provision is $10-$15 million • We expect Energy non-accruals will continue decreasing through year-end Watch List represents Pass Watch plus Criticized

44 Risk Update –CRE Exposure • IBERIABANK’s CRE loans are currently at 205% of Total Risk Based Capital, but are expected to decrease to approximately 185% pro forma of Sabadell, exclusive of purchase accounting marks • Pro forma puts us below peer average of 188%

45 Risk Update – Retail Exposure • No direct exposure to REITS or traditional enclosed malls • Portfolio diversified by property type, tenant, and geography At June 30, 2017

46 Risk Update – Retail Exposure • High quality portfolio with positive credit trends • 90-days past due and non- accruals are running 6 basis points in the retail portfolio • Grocery store tenant anchored real estate is largest concentration at 1.5% of total loan portfolio • Weighted-average LTV is 58%

47 Risk Update – Multi-Family Exposure • Dispersed over 27 of our markets • Our strategy is to focus on local developers that typically provide guarantees; not Class A national developers At June 30, 2017

48 Risk Update – Multi-Family Exposure • We remain disciplined in our underwriting with average loan to values of 61% • Credit quality remains outstanding with criticized loans of 48 basis points and NPAs of seven basis points

49 Risk Update – Large Loan Exposure • IBERIABANK credit culture seeks to limit large relationship exposure • IBERIABANK currently has one relationship with loan exposure greater than $50 million, and Sabadell has seven At June 30, 2017

50 Risk Update – Overall Credit Quality • NPAs at 6/30/17 decreased $53 million since year-end, down to 1.3% of total loans • Criticized dropped $107 million over the same period • Criticized excluding energy remains low at 2.6% of total Commercial & Business Banking loans

Growth Markets & New Verticals

52 Focus on Profitability • Continued expansion in growth markets • Organic client growth • Addition of talent and new expertise • Business expansion through M&A • Cross-sales – expand and deepen client relationships • Deposits – funding for strong growth • Treasury Management – success story • Swaps/Syndications/FX – growth opportunity • Wealth Management – leverage platforms and talent • Expense management, particularly in non-growth markets • People – non-performers • Branches – continuous improvement • Recent branch closures determined through rationalization process

53 Growth Markets –A Closer Look Concentrated Investments on Growth Markets: • Primarily focused on commercial and private banking clients, high concentration in metro markets • Good competitive dynamics with large clumsy banks - recruit and retain top talent • Operate branch light infrastructure - efficient delivery model • IBERIABANK growth markets accounted for 75% of YTD loan growth • Metropolitan markets with better than average growth include: • Atlanta • Birmingham • Dallas • Houston • Miami • Orlando • Tampa • Greenville • Greensboro

54 • Focus on commercial, business banking, and private banking • M&A leads to exceptional loan growth Loan growth in acquired markets: • Atlanta - Georgia Commerce Bank up $1.1 billion, or 40% • Tampa - Florida Bank up $0.6 billion, or 118% • Orlando - Old Florida up $1.2 billion, or 26% Growth Markets –A Closer Look

55 Expansion Growth Markets Strategic expansion into high growth, high opportunity cities positions IBERIABANK for success Source: Moody’s Analytics Note: Bubbles sized by projected Population growth % Projected Growth 2016-2021 in Metropolitan Markets Empl o yme n t G rowt h R anki n g Low High High

56 Expansion –Carolinas • Led by Sam Erwin, former CEO of Palmetto Bank • Focused initially on Greenville, South Carolina and Greensboro, North Carolina • Small commercial teams recruited in both markets • Temporary branch in Greenville with permanent branch in process • Branch light expansion strategy • Will expand into further markets in both states as opportunity to recruit people presents itself • Focus on commercial and private banking • Annual loan growth forecast of $75 million based on current investment • Similar to other de novo efforts in Houston, Mobile, Memphis, and Birmingham - These four markets have total loans of $3.6 billion

57 1 Greenville Columbia Charleston Raleigh Greensboro Charlotte 3 2 2 3 1 Population: 2.1 million Major sectors: Technology, Health Care, Education Gross Metro Product: $68.5B Population: 2.5 million Major sectors: Financial Services, Motorsports, Energy Gross Metro Product: $132B Population: 1.6 million Major sectors: Technology, Education, Transportation Gross Metro Product: $41.2B Population: 1 million Major sectors: Technology, Financial Services Gross Metro Product: $38.1B Population: 0.8 million Major sectors: Healthcare, Education, Defense Gross Metro Product: $39.3B *CSA Population (Millions, estimate 2016) Population: 1.4 million Major sectors: Technology, Financial Services Gross Metro Product: $38.1B 1. Target for 2017 – Recruiting underway for bankers 2. Target for 2018 - Several initial conversations but remains a longer term play 3. Long term play (1-2 years) Phase Expansion –Carolinas

58 New Verticals –Corporate Asset Finance • Managed by team with significant industry experience • Deal sizes of $2 million + secured by various types of equipment to include trucks, trailers, medical, IT, aircraft, wind and solar farms • Products to include basic equipment finance agreements, sale-leasebacks, TRAC leases, synthetic leases, and leases • Leasing products are in development; expected to be available in fourth quarter of 2017 • Currently, $34 million funded, with $230 million in the pipeline • Annual asset growth expectations in 2018 of $150 million

59 Wrap-Up • Focus on improving operating results • Drive profitability and earnings to increase shareholder value • Continue to improve efficiency and operating leverage • Execute successful integration of Sabadell • Leverage opportunities in growth markets • Build a superior banking franchise

Leadership Team

61 • Affiliated with IBERIABANK since 2001 as member of Board of Directors • Prior to IBERIABANK, was President of Howard Weil, Inc., a New Orleans-based equity research, investment banking, and trading firm, where he served in a number of roles for 33 years • Served on the FINRA District No. 5 Business Conduct Committee, serving as Chairman from 2007 – 2009; Member of the Securities Trade Association, Dallas Securities Dealers Association, and Louisiana Traders Association • Attended University of Virginia, graduated from the University of New Orleans with a B.S. in Finance Leadership Team Changes – Jefferson G. Parker Vice Chairman, Director of Capital Markets and Investor Relations

62 • 15 Years at IBERIABANK • Spent 17 years at Medlin’s Wachovia – Significant Experience: • Market and Credit Depth • International Responsibilities • Trading and Derivatives Expertise • Family Banking Background • Graduated with Honors from University of Tennessee Leadership Team Changes –Terry Akins Senior Executive Vice President, Chief Risk Officer

63 • 6 years with McKinsey & Company • In 1998, joined Banco Central Hispano (BCH) as Chief Executive Officer of BCH USA and, after the merger with Santander, was appointed Managing Director of Santander Private Banking • In 2007, joined Banco Sabadell as Chairman of the Board for Sabadell United Bank and Member of the Management Committee and Senior Executive Vice President of Banco Sabadell, SA • Graduated with honors from the University of Alicante with a degree in Business, ranking second nation-wide in academic achievement • Earned a Master of Science Management from Massachusetts Institute of Technology (MIT) Sloan School of Management Leadership Team Changes – Fernando Perez-Hickman Vice Chairman and Director of Corporate Strategy, M&A & Wealth Management

64 • 20 years in influential managerial and executive roles in the domestic and international banking industry • Served as Executive Vice President, Chief Credit Officer of the Americas & Global Corporate Banking division for Sabadell • Highly experienced in Credit Risk Management and Mergers & Acquisitions • Holds a Bachelor’s of Economics from Universidad ORT Uruguay Leadership Team Changes – Nicolas Young Executive Vice President, Deputy Chief Credit Officer

65 • More than 20 years of banking experience in multinational entities • Started career in banking in 1999 at Deutsche Bank • At Banco Sabadell, was in charge of Digital Business, IT, Operations, and Strategy • Graduated from Universitat Pompeu Fabra (Barcelona) and earned a Master’s degree in Information Technology from University of Amsterdam Leadership Team Changes – Marc Amengol Executive Vice President, Corporate Strategy Director

66 • CEO and Board member of Sabadell United Bank for 7 Years • Mellon United National Bank for 12 Years: • CEO, Florida President, Board member • Also responsible for Florida Wealth Management • United National Bank for 8 years: • Lender, Manager, Executive • Instrumental in sale of UNB to Mellon and MUNB to Sabadell • SunTrust for 6 years • Management/credit trainee then Corporate Lender • Extensive Knowledge of Florida and South Florida Communities • B.A. from St. Thomas University & MBA from FIU Leadership Team Changes – Mario Trueba Executive Vice President, President of South Florida

67 Legacy Leadership Team Daryl G. Byrd President and Chief Executive Officer 1999 ● IBERIABANK Corporation 1985 - 1999 ● Bank One / First Commerce Corporation • President & CEO of New Orleans Region • First National Bank of Lafayette, Commercial Lending • Rapides Bank and Trust Company, President & CEO • Private Broker Dealer • First Commerce, Head of Commercial Banking and Mortgage 1983 - 1985 ● BB&T 1980 - 1983 ● Trust Company Bank of Georgia (Now Sun Trust) Michael J. Brown Vice Chairman, Chief Operating Officer 2001 - 2009 ● IBERIABANK Corporation • Senior Executive Vice President 1998 - 2001 ● Bank One Louisiana • Chief Credit Officer for the Commercial Line of Business 1996 - 1998 ● First Commerce Corporation • Senior Vice President, Manager - Credit & Client Services 1987 - 1996 ●Wachovia Bank • Loan Administration Manager

68 2001 - 2006 ● IBERIABANK Corporation • Senior Executive Vice President and Chief Financial Officer & Chief Credit Officer • Executive Vice President and Chief Financial Officer • Vice President and Treasurer 1998 – 2001 ● Bank One Louisiana • Vice President 1995 - 1998 ● First National Bank of Commerce • Assistant Vice President Legacy Leadership Team Anthony J. Restel Vice Chairman, Chief Financial Officer Elizabeth A. Ardoin Senior Executive Vice President, Director of Communications, Human Resources & Corporate Real Estate 2002 ● IBERIABANK Corporation • Director of Communications 1992 - 2002 ● The Times of Acadiana • Publisher • Sales Manager • Sales Executive

69 • Spent 32 years at First Union National Bank in Charlotte, NC • Joined IBKC in 2010 as Executive Credit Officer and now serves as Chief Credit Officer • Currently responsible for credit approval, underwriting, closing, collections, loan operations • Graduated UNC Chapel Hill with a BS in Business Administration Legacy Leadership Team Spurgeon Mackie Executive Vice President, Chief Credit Officer